Fourth Quarter and Fiscal 2022 Financial Results Diodes Incorporated (DIOD) February 6, 2023 Exhibit 99.1

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the first quarter of 2023, we expect revenue to be approximately $467 million plus or minus 3 percent; we expect GAAP gross margin to be 41.0 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 22.2 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest expense to be approximately $2.5 million; we expect our income tax rate to be 19.0 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the first quarter are anticipated to be approximately 46.5 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that the COVID-19 pandemic may continue and have a material adverse effect on customer demand and staffing of our production, sales and administration facilities; the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that the cost, expense, and diversion of management attention associated with the LSC acquisition may be greater than we currently expect; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk that the coronavirus outbreak or other similar epidemics may harm our domestic or international business operations to a greater extent than we currently anticipate; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on February 6, 2023 titled, “Diodes Incorporated Reports Fourth Quarter and Fiscal 2022 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers high-quality (discrete, analog, and mixed signal) semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets

Fiscal Year 2022 Financials Revenue - a record $2.0 billion; increasing 10.8% year-over GAAP gross profit - a record $827.2 million; increasing 23.4% year-over-year GAAP gross profit margin - 41.3%; increasing 420bp year-over-year GAAP net income – a record $331.3 million, improving 44.8% year-over-year GAAP EPS– a record $7.20 per diluted share, improving 44.0% year-over-year Non-GAAP adjusted net income - a record $339.0 million, increasing 42.9% year-over-year Non-GAAP EPS– a record $7.36 per diluted share, improving 42.1% year-over-year EBITDA – a record $520.4 million, or 26.0% of revenue Cash flow - a record $392.5 million from operations Free cash flow - $180.8 million, including $211.7 million of capital expenditures Net cash flow - negative $25.7 million, which includes net pay-down of $112.3 million of total debt

Delivering Shareholder Value Achieved 9th consecutive quarter of year-over-year growth Delivered 10.8% annual growth over 2021 and achieved record financial performance across all metrics in 2022 Achieved record revenue in the Automotive and Industrial markets Automotive and Industrial totaled 42% of product revenue, exceeding 2025 target of 40%, and up from 35% in 2021 Automotive revenue increased 40% over 2021 and reached 15% of product revenue for 2022

Fourth Quarter 2022 Financials Revenue - $496.2 million; increasing 3.3% year-over and down 4.8% sequentially GAAP gross profit - $206.2 million; increasing 8.1% year-over-year and down 5.3% sequentially GAAP gross profit margin - 41.6%; increasing 190bp year-over-year and down 20bp sequentially GAAP net income – $92.1 million, improving 40.5% year-over-year and 6.6% sequentially or $2.00 per diluted share, improving 39.6% year-over-year and 6.2% sequentially Non-GAAP net income - $79.6 million, improving 8.6% year over year and down 13.7% sequentially or $1.73 per diluted share, improving 7.9% year-over-year and down 13.7% sequentially EBITDA - $129.6 million, or 26.1% of revenue Cash flow from operations - $102.9 million Free cash flow - $39.1 million, including $63.8 million of capital expenditures Net cash flow - negative $44.7 million, including the pay down of Net cash flow of negative $25.7 million, which includes net pay-down of $114.1 million of total debt

Expanding Profitability Growth Track record of Continued Outperformance Annual Revenue CAGR: 14% (2005 - 2022) Gross Profit CAGR: 15% (2005 - 2022) ($ in millions) ($ in millions)

Driving Significant Operating Leverage +10.8% Non-GAAP EPS Revenue ($ Millions) +42%

Consistent Quarterly Performance Quarterly Gross Profit ($ Millions) Quarterly Revenue ($ Millions)

On-Track to Achieve Longer Term Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 2025 Target: $1B Gross profit Gross Margin: 40% Revenue: $2.5B by 2025

Targeted Market Segment Distribution Goal Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems and precision controls, and IIoT Consumer IoT: wearables, home automation, smart infrastructure Communications Smart phones, 5G networks, advanced protocols, and charging solutions Computing Cloud computing: server, storage, data centers ~60% of revenue ~40% of revenue (58% for 2022) (42% for 2022)

Revenue Profile for Fourth Quarter 2022 By End Market Computing Consumer Industrial Communications Automotive By Channel Distribution Direct By Region Asia Europe Americas 18% 14% 23% 28% 17% 72% 28% 73% 15% 12%

Income Statement – Fourth Quarter 2022 ($ in millions, except per share amounts) 4Q21 3Q22 4Q22 Net sales 480.2 521.3 496.2 Gross profit (GAAP) 190.7 217.8 206.2 Gross profit margin % (GAAP) 39.7% 41.8% 41.6% Net income (GAAP) 65.5 86.4 92.1 Net income (non-GAAP) 73.3 92.2 79.6 Diluted EPS (non-GAAP) 1.60 2.00 1.73 Cash flow from operations 77.6 132.2 102.9 EBITDA (non-GAAP) 139.0 141.9 129.6

Balance Sheet ($ in millions) Dec 31, 2020 Dec 31, 2021 Dec 31, 2022 Cash 327 373 348 Inventory 307 349 360 Current Assets 1,024 1,188 1,162 Total Assets 1,980 2,194 2,288 Total Debt 451 301 185 Total Liabilities 963 892 705 Total Equity 1,016 1,303 1,583

Revenue to be ~$467 million, +/- 3.0% GAAP gross margin of 41.0%, +/- 1% on a consolidated basis Non-GAAP operating expenses 22.2% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest expense of ~$2.5 million Income tax rate to be 19%, +/- 3% Shares used to calculate diluted EPS approximately 46.5 million Amortization of acquisitions-related intangible assets of $3.1 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on February 6, 2023 First Quarter 2023 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20%+ operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Increased focus on high-margin Automotive, Industrial and Pericom products Investment for technology leadership in target products, fab processes, and advanced packaging

Reconciliation of Net Income to Adjusted Net Income For the three months ended December 31, 2022: (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP net income was approximately $7.6 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.16 per share.

Reconciliation of Net Income to Adjusted Net Income For the twelve months ended December 31, 2022: (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP adjusted net income was approximately $28.7 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted earnings per share would have improved by $0.62 per share.